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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2004

American Home Mortgage Securities LLC (as depositor under the American Home Mortgage Investment Trust 2004-2 Indenture dated as of June 30, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-2)

                     AMERICAN HOME MORTGAGE SECURITIES LLC
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             (Exact name of registrant as specified in its charter)


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
                 DELAWARE                             333-212273                         20-0103914
                 --------                             ----------                         ----------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
            of Incorporation)                       File Number)                    Identification No.)


520 Broadhollow Road
Melville, New York                                                                         11747
------------------                                                                         -----
(Address of Principal                                                                   (Zip Code)
Executive Offices)
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Registrant's telephone number, including area code, is (516) 396-7700


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



Item 2.           Acquisition or Disposition of Assets.
                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                     Exhibit No.               Description
                     -----------               -----------
                     3.1                       Amended and Restated Trust
                                               Agreement, dated as of June 30,
                                               2004, among American Home
                                               Mortgage Securities LLC, as
                                               Depositor, Wilmington Trust
                                               Company, as Owner Trustee and
                                               Wells Fargo Bank, National
                                               Association, as Certificate
                                               Registrar and Certificate Paying
                                               Agent.

                     Exhibit No.               Description
                     -----------               -----------
                     4.1                       Indenture dated as of June 30,
                                               2004, between American Home
                                               Mortgage Investment Trust Series
                                               2004-2, as Issuer, Wells Fargo
                                               Bank, National Association, as
                                               Indenture Trustee and Wells Fargo
                                               Bank, National Association.

                     Exhibit No.               Description
                     -----------               -----------
                     99.1                      Servicing Agreement, dated as of
                                               June 30, 2004, between American
                                               Home Mortgage Securities LLC, as
                                               Depositor, Columbia National,
                                               Incorporated, as Master Servicer,
                                               Wells Fargo Bank, National
                                               Association, as Indenture
                                               Trustee.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMERICAN HOME MORTGAGE SECURITIES
                                              LLC.
                                              By:     /s/ Alan Horn
                                                   ----------------------------
                                              Name:    Alan Horn
                                              Title:   Executive Vice President
Dated: June 30, 2004






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                                  EXHIBIT INDEX

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
                               Item 601(a) of                Sequentially
Exhibit                        Regulation S-K                Numbered
Number                         Exhibit No.                   Description                        Page
------                         -----------                   -----------                        ----
3.1                            Amended and Restated Trust Agreement, dated as of June 30, 2004, among American Home Mortgage Securities LLC, as Depositor, Wilmington
                               Trust Company, as Owner Trustee and Wells Fargo Bank, National
                               Association, as Certificate Registrar and Certificate Paying Agent.

4.1                            Indenture dated as of June 30, 2004, between American Home Mortgage
                               Investment Trust Series 2004-2, as Issuer, Wells Fargo Bank, National
                               Association, as Indenture Trustee and Wells Fargo Bank, National
                               Association.

99.1                           Servicing Agreement, dated as of June 30, 2004, between American Home
                               Mortgage Securities LLC, as Depositor, Columbia National,
                               Incorporated, as Master Servicer, Wells Fargo Bank, National
                               Association, as Indenture Trustee.
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